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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ___________________________


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               January 18, 2001
               Date of Report (Date of earliest event reported):


                               Tut Systems, Inc.
             (Exact name of registrant as specified in its charter)



    Delaware                   000-25291                    94-2958543
 (State or other              (Commission                  (IRS employer
 jurisdiction of              file number)              identification no.)
 incorporation or
  organization)

                           5964 W. Las Positas Blvd.
                          Pleasanton, California 94588
             (Address and zip code of principal executive offices)

                                 (925) 460-3900
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

     Pursuant to an Agreement and Plan of Reorganization, dated as of December 21, 2000 (the "Agreement"), by and among Tut Systems, Inc., a Delaware corporation (the "Company"), ActiveTelco Incorporated, a California corporation ("ActiveTelco"), ActiveTelco Acquisition Corporation, a California corporation (the "Acquisition Sub"), and, with respect to Article VII only, Azeem Butt, as shareholder representative, and U.S. Bank Trust, as escrow agent, on January 11, 2001 (the "Closing"), the Company acquired ActiveTelco by means of a merger of ActiveTelco with and into the Acquisition Sub (the "Merger"). As a result of the Merger, each share of ActiveTelco capital stock was converted into 0.0425958 shares of the Company's common stock, par value $0.001 per share (the "Company Common Stock"), and each option to purchase one share of ActiveTelco capital stock was exchanged for an option to purchase 0.0425958 shares of the Company Common Stock. At the Closing, ten percent of the shares issued pursuant to the Agreement were deposited into an escrow account to secure certain indemnification obligations of ActiveTelco and its former shareholders under the Agreement (the "Escrow Fund"). The Escrow Fund is governed by the terms set forth in the Agreement and will serve as the sole source of funds available for the fulfillment of any such indemnification obligations.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired.

             The required financial statements of ActiveTelco will be filed by amendment not later than 60 days after the date that the initial report on Form 8-k must be filed.

         (b) Pro Forma Financial Statements.

             The required pro forma financial statements of Tut and ActiveTelco will be filed by amendment not later than 60 days after the date that the initial report on Form 8-k must be filed.

         (c) Exhibits.

             The following exhibits are filed herewith:

             2.1 Agreement and Plan of Reorganization, dated December 21, 2000, by and among Tut Systems, Inc., ActiveTelco Incorporated, ActiveTelco Acquisition Corporation, and, with respect to
                  Article VII only, Azeem Butt, as shareholder representative, and U.S. Bank Trust, as escrow agent.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              TUT SYSTEMS, INC.


                              By: /s/ Nelson B. Caldwell
                                 ----------------------------------------------
                                  Nelson B. Caldwell
                                  Vice President and Chief Financial Officer


Date:  January 18, 2001
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                                 EXHIBIT INDEX


Exhibit
Number         Description
------         -----------

2.1* Agreement and Plan of Reorganization, dated December 21, 2000, by and among Tut Systems, Inc., ActiveTelco Incorporated, ActiveTelco Acquisition Corporation, and, with respect to Article VII only, Azeem Butt, as shareholder representative, and U.S. Bank Trust, as escrow agent.

______________________
* Filed herewith.